Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Entity Information [Line Items]
Commitments and Contingencies

15.          Commitments and Contingencies

In the normal course of business, the Company enters into user agreements with its dealers which provide the dealers with indemnification from third parties in the event that the electronic marketplaces of the Company infringe upon the intellectual property or other proprietary right of a third party. The Company's exposure under these user agreements is unknown as this would involve estimating future claims against the Company which have not yet occurred. However, based on its experience, the Company expects the risk of a material loss to be remote.

The Company has been named as a defendant, along with other financial institutions, in antitrust class actions (consolidated into two actions) relating to trading practices in United States Treasury securities auctions. The Company has filed a motion to dismiss the actions, believes it has substantial defenses to the other plaintiff's claims and intends to defend itself vigorously. The Company was dismissed from a class action relating to an interest rate swaps matter in 2017, but that matter continues against the remaining defendant financial institutions.

The Company is a co-defendant in a matter relating to the distribution of financial strength ratings over the Company's trading platform to one of its customers. The matter alleges that while certain business units of the client were licensed to receive the data via the Company's platform, the data was also distributed without authorization to certain end clients of the customer. The plaintiff claims to have suffered approximately $80,000,000 in damages and also seeks punitive damages, attorneys' fees and costs. The Company intends to continue to vigorously defend what the Company believes to be meritless and excessive claims.

The Company records its best estimate of a loss, including estimated defense costs, when the loss is considered probable and the amount of such loss can be reasonably estimated. Based on its experience, the Company believes that the amount of damages claimed in a legal proceeding is not a meaningful indicator of the potential liability. At this time, the Company cannot reasonably predict the timing or outcomes of, or estimate the amount of loss, or range of loss, if any, related to its pending legal proceedings, including the matters described above, and therefore does not have any contingency reserves established for any of these matters.

Revolving Credit Facility

On April 8, 2019, the Company entered into a five year, $500 million senior secured revolving credit facility (“Credit Facility”) with a syndicate of banks. The Credit Facility provides additional borrowing capacity to be used to fund ongoing working capital needs, letters of credit and for general corporate purposes, including potential future acquisitions and expansions.

Under the terms of the credit agreement that governs the Credit Facility, borrowings under the Credit Facility bear interest at a rate equal to, at the Company’s option, either (a) a base rate equal to the greatest of (i) the administrative agent’s prime rate, (ii) the federal funds effective rate plus ½ of 1.0% and (iii) one month LIBOR plus 1.0%, in each case plus 0.75%, or (b) LIBOR plus 1.75%, subject to a 0.00% floor. The credit agreement also includes a commitment fee of 0.25% for available but unborrowed amounts and other administrative fees that are payable quarterly. The Credit Facility is available until April 2024, provided the Company is in compliance with all covenants. Financial covenant requirements include maintaining minimum ratios related to interest coverage and leverage.

As of June 30, 2019, there were no amounts outstanding under the Credit Facility.

Tradeweb Markets LLC
Entity Information [Line Items]
Commitments and Contingencies

17.         Commitments and Contingencies

The Company is obligated under operating leases in the US and UK for office space through 2027. Minimum rent is expensed on a straight-line basis over the term of the lease. The terms of the leases require the following remaining future minimum rental payments at December 31, 2018 (in thousands):

Year ending
December 31,	Amount
2019	$11,393
2020	7,580
2021	5,317
2022	4,051
2023	3,877
Thereafter	11,156
$43,374

The actual rent charged to occupancy amounted to $2,733,000,  $9,011,000,  $11,774,000 and $13,253,000 for October 1, 2018 to December 31, 2018, January 1, 2018 to September 30, 2018 and for the years ended December 31, 2017 and 2016, respectively.

One US lease is secured by a letter of credit in the amount of  $1,200,000, which is guaranteed by Refinitiv.

In the normal course of business, the Company enters into user agreements with its dealers which provide the dealers with indemnification from third parties in the event that the electronic marketplaces of the Company infringe upon the intellectual property or other proprietary right of a third party. The Company's exposure under these user agreements is unknown as this would involve estimating future claims against the Company which have not yet occurred. However, based on its experience, the Company expects the risk of a material loss to be remote.

The Company was named as a defendant, along with dozens of financial institutions, in antitrust class actions (consolidated into two actions) relating to trading practices in United States Treasury securities auctions and, separately, interest rate swaps. The Company was dismissed from the interest rate swaps matter and believes it has substantial defenses to the other plaintiffs’ claims and intends to defend itself vigorously.

The Company is a co-defendant in a matter relating to the distribution of financial strength ratings over the Company's trading platform to one of its customers. The matter alleges that while certain business units of the client were licensed to receive the data via the Company's platform, the data was also distributed without authorization to certain end clients of the customer. The plaintiff claims to have suffered approximately $80,000,000 in damages and also seeks punitive damages, attorneys’ fees and costs. The Company intends to continue to vigorously defend what the Company believes to be meritless and excessive claims.

The Company records its best estimate of a loss, including estimated defense costs, when the loss is considered probable and the amount of such loss can be reasonably estimated. Based on its experience, the Company believes that the amount of damages claimed in a legal proceeding is not a meaningful indicator of the potential liability. At this time, the Company cannot reasonably predict the timing or outcomes of, or estimate the amount of loss, or range of loss, if any, related to its pending legal proceedings, including the matters described above, and therefore does not have any contingency reserves established for any of these matters.